AMENDMENT NO. 11
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT FUNDS
          This Amendment No. 11 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the “Trust”) amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Investment Funds to AIM Investment Funds (Invesco Investment Funds); and
          WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective April 30, 2010:

CURRENT NAME	NEW NAME
AIM Balanced-Risk Allocation Fund	Invesco Balanced-Risk Allocation Fund
AIM China Fund	Invesco China Fund
AIM Developing Markets Fund	Invesco Developing Markets Fund
AIM Global Health Care Fund	Invesco Global Health Care Fund
AIM International Total Return Fund	Invesco International Total Return Fund
AIM Japan Fund	Invesco Japan Fund
AIM LIBOR Alpha Fund	Invesco LIBOR Alpha Fund
AIM Trimark Endeavor Fund	Invesco Endeavor Fund
AIM Trimark Fund	Invesco Global Fund
AIM Trimark Small Companies Fund	Invesco Small Companies Fund
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Any and all references to AIM Investment Funds are hereby changed to AIM Investment Funds (Invesco Investment Funds).
     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     3. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Alternative Opportunities Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Balanced-Risk Allocation Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco China Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Institutional Class Shares

Invesco Commodities Strategy Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Developing Markets Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Institutional Class Shares

Invesco Endeavor Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco FX Alpha Strategy Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Global Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Global Advantage Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco Global Dividend Growth Securities Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco Global Health Care Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Investor Class Shares Institutional Class Shares

Invesco Health Sciences Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco International Growth Equity Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco International Total Return Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Institutional Class Shares

Invesco Japan Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco LIBOR Alpha Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Pacific Growth Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares

Invesco Small Companies Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Van Kampen Emerging Markets Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Institutional Class Shares

Invesco Van Kampen Global Bond Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares

Invesco Van Kampen Global Equity Allocation Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco Van Kampen Global Franchise Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco Van Kampen Global Tactical Asset Allocation Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares

Invesco Van Kampen International Advantage Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Van Kampen International Growth Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Institutional Class Shares”